EXHIBIT 99.1

www.ctscorp.com

June 2004

CTS Corporation

This presentation contains “forward-

looking statements” within the meaning of the Private

Securities Litigation Reform Act of 1995.  These statements are based on management’s expectations, certain assumptions and currently available information.  Actual results may differ

materially from those reflected in the forward-

looking statements due to a variety of political,

geopolitical, economic, health, industry and regulatory factors which could affect the Company's operating results, liquidity and financial

condition.  We undertake no obligations to publicly

update or revise any forward-

looking statements. Investors are encouraged to examine the

Company's SEC filings, which more fully describe the risks and uncertainties associated with the Company's business.

This presentation also includes certain non-

GAAP financial

information as defined under current SEC regulations.  We have provided the SEC required reconciliations to the most directly comparable GAAP measures, and included this information in the Investor

Relations section on our Web site at

http://www.ctscorp.com

.

Automotive Sensors

Electronic Components

Global Operations

EMS Operations

CTS Corporation

Business Model

Profitability

Growth

Corporate Strategies

Seek high-growth niche
markets

Focus on “design to purpose”
products and services

Leverage technology to create
differentiated products

Grow through product and
market extensions

Core Strengths

Application engineering

Materials technology

Manufacturing execution

Low-cost production

Continuous product cost
      reduction

Global footprint

Segments

Automotive

Communications
Mobile

Computer

Communications
Infrastructure

Other

Segments and Markets

Electronic

Components

and

Sensors

Electronics

Manufacturing

Services

Markets

55%

45%

8%

41%

10%

26%

15%

2003

Five-Year Business Growth Targets

Automotive Sensors

Electronic Components

Electronics Manufacturing Services

14 - 21%

3  -  6%

6 - 12%

7 - 10%

3  -  6%

6 - 12%

7  -  13%

Market

Growth

Sales

Growth

Overall

Product/Market Area

$700 - $750 million in sales

8 - 10 % Operating Earnings as % of Sales

Gross

Margins

Flat

Improving

Flat

Improving

Automotive Sensors

Growth Strategy

Aggressively expand product base.

Leverage product/market strength into Asian market.

Broaden customer base.

2002

2007

$116 M

$240+ M

Double Sales in Five Years!

Sales Growth

Unit growth ( N.A. & Eur.)       1 -  3%

Content growth ($/vehicle)   10 - 12%

Asian expansion                      3 -  6%

Total (CAGR)

14 - 21%

100
80
60
40
20
0
$ in Millions
CTS Target Sales
Captured
2003
2004
2005
2006
2007
2008

CTS

Accelerator Pedal Module

CTS Accelerator Pedal Modules Offer
Performance, Quality and Cost Advantages

Served

Available

Market

$83.3

$122.4

$159.3

$187.1

$212.7

$217.1

Won 22 Platforms.

Trend to

“integrated pedals”

100
80
60
40
20
0
$ in Millions
2002
2007
New Products
Share Gain
Market Growth
2002 Sales

Move up the Value Chain; Components to Modules

Extend the Component Portfolio

Exploit Weakened Competitive Field

Leverage Low-Cost Manufacturing Capability in Asia

CAGR 33%

CTS Sales

Total Frequency Products

Strategy

Communications Components – Infrastructure Growth

20
16
12
8
4
0
$ in Millions
15% Growth
2002
2003

New Module Products
Winning in the Market

40
30
20
10
0
2
33
2002
2003

CTS.

Communications Components – Infrastructure Growth

CTS Sales

Custom Frequency Products

New Design Wins

Value-Added

Modules

Growing Share In Custom

Frequency Products

100
80
60
40
20
0
$ in Millions
2001
2002
2003
2004
2005

New Products Drive Earnings Growth

Forecast

Actual

Belt Tension Sensors

Integrated Accelerator Pedals

Manifold Actuators

Small Engine Throttle Position
Sensors

Frequency Modules

ClearONE™ Terminators

Pointing Stick Modules (with
Touchpads)

Expected to Add $10+ Million in Operating Earnings by 2005

CTS Sales

Target high mix medium volume customers.

Offer full-service flexibility.

Leverage geographic footprint.

Global sourcing.

Local NPI    global completion.

Strategy

Electronic Manufacturing Services

Industry-leading
Turns and Cash
Cycle

50
40
30
20
10
0
Strong Asian Growth
2000
2001
2002
2003
Q1 2003
Q1 2004

CTS.

EMS Growth

CTS Sales From Asia

$ in Millions

$13.8

$4.5

• Expanding into Singapore.

• Broadening service offering.

• Nine new customers added in 2003.

• Expanding in medical, automotive and industrial markets.

Financial Summary

140
130
120
110
100
113
118
111
116
106
117
108
132
122
+14% year over year
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1

CTS

Sales

$ in Millions

2002

2003

2004

New Products Driving Sales Growth

Improving Financial Performance

2002

2003

(3.6)

(2.4)

0.0

0.5

0.6

2.0

1.6

3.9

*  Excludes all restructuring and related one-time charges, asset impairments, and unusual gains.

Continuing Earnings Improvement

2.5

2004

Net Earnings/(Loss) (Adjusted*)

$ in Millions

4.0%
16.9%
79.1%
9.0%
14.0%
77.0%
2003*
2007-2008 Target

Cost Structure Management

EMS

45%

Components

& Sensors

55%

EMS

48%

Components

& Sensors

52%

Mfg. Cost

SG&A/R&D

Op Earnings

* Excluding Restructuring Charge ($4.6M) and Income Tax Credit of $7.9M

Target Cost Structure

1.7%

6.0%

Net Earnings

Key Drivers

• Improved product mix within Components and Sensors segment.

• Operating expenses increase at half the rate of revenue growth (5% vs. 10%).

• Lower depreciation is offset by lower pension income.

2003

2007-2008

$463M

$700M - $750M

Sales

24%
20%
16%
12%
8%
Percent of Sales
'97
'98
'99
'00
'01
'02
'03
Q1 '04

$250
$200
$150
$100
$50
$0
$ in Millions
50%
40%
30%
20%
10%
0%
44.2%
38.6%
26.5%
20.5%
22.8%
20.6
13.3
9.2
25.3
61.6
2000
2001
2002
2003
2004 Fcst.

CTS

Balance Sheet Management

Controllable Working Capital*

* Controllable Working Capital Defined as Accounts Receivable + Inventories - Accounts Payable.

Target

Range

13%

10%

Controllable Working Capital Within Target Range

of 10% - 13% of Sales

Leverage Ratio Within Target Range of 20% - 30%

Total Debt to Capitalization

Year End

195.4

152.5

95.4

75.9

91.7

Total Debt

Cash

Summary

Improving economic outlook.

Growth initiatives on track.

Strong growth in new product sales.

Broadening customer base.

Improving bottom line performance.

Driving Growth and Margin
Enhancement

APPENDIX

Automotive
15%
Interconnect/EMS
28%
Computer Comp.
(and other)
12%
Comm. Comp.
45%

Automotive
25%
Interconnect/EMS
41%
Comm. Comp.
25%
Computer Comp.
(and other)
9%

CTS

Revenue Mix By Major Markets

2000

2002

Financial Summary

Historically Strong Financial Performer

2003*

2002*

2001*

2000

($ Millions, except adjusted EPS)

Net Sales

$463.0

$457.8

$577.7

$866.5

Adjusted Operating Earnings

$18.4

$1.7

$2.2

$128.6

Adjusted Net Earnings / (Loss)

$8.1

($5.5)

($7.3)

$83.8

Adjusted EPS

$0.23

($0.16)

($0.26)

$2.92

Free Cash Flow

$20.0

$12.4

($1.1)

($15.5)

Total Debt / Capitalization

21%

26%

39%

44%

Adjusted EBITDA

$52.1

$49.4

$54.7

$173.6

*  Data shown excludes all restructuring and related one-time charges, asset impairments, and customer reimbursement and income tax adjustment gains, except adjusted EBITDA which includes the customer reimbursement.

Other Financial Data* - Income Statement

$ in Millions

2004

2003

2002

2001

Q1

Q4

Q3

Q2

Q1

Q4

Q3

Q2

Q1

Q4

Sales

$122.1

$132.0

$108.5

$116.7

$105.8

$116.5

$111.0

$117.7

$112.6

$125.8

Adjusted Gross Margin Percentage

20.1%

20.8%

21.8%

21.0%

19.9%

20.0%

21.6%

18.3%

18.1%

17.2%

Adjusted Operating Earnings / (Loss)

$4.9

$7.4

$3.9

$4.5

$2.6

$3.0

$1.9

($1.1)

($2.1)

($5.3)

Adjusted Net Earnings / (Loss)

$2.5

$3.9

$1.6

$2.0

$0.6

$0.5

$0.0

($2.4)

($3.6)

($5.7)

Depreciation and Amortization

$7.3

$8.1

$8.2

$8.5

$8.8

$10.0

$10.6

$11.6

$11.2

$11.8

Adjusted EBITDA

$12.2

$15.0

$12.5

$13.1

$11.5

$13.2

$12.8

$11.3

$12.1

$7.7

* Data shown excludes all restructuring and related one-time charges, asset impairments, and customer reimbursement and income tax adjustment gains, except adjusted EBITDA which includes the customer reimbursement.

Other Financial Data - Balance Sheet Metrics

$ in Millions

2004

2003

2002

2001

2000

Q1

Q4

Q3

Q2

Q1

Q4

Q3

Q2

Q1

Q4

Q4

Sales

$122.1

$132.0

$108.5

$116.7

$105.8

$116.5

$111.0

$117.7

$112.6

$125.8

$233.4

Accounts Receivable

$83.7

$72.3

$62.8

$65.7

$59.8

$63.8

$64.9

$73.3

$80.1

$81.6

$145.9

Inventories

$38.7

$31.9

$37.4

$35.1

$36.1

$36.3

$41.0

$43.1

$43.7

$50.1

$104.3

Accounts Payable

$59.1

$52.3

$47.3

$45.4

$47.5

$44.5

$45.6

$47.0

$48.8

$50.8

$100.4

Adjusted Working Capital*

$47.1

$43.7

$51.8

$44.6

$35.4

$37.0

$62.5

$69.9

$66.7

$61.1

$99.6

     % of Sales

9.6%

8.3%

11.9%

9.6%

8.4%

7.9%

14.1%

14.8%

14.8%

12.1%

10.7%

Free Cash Flow

$3.1

$6.8

$7.0

($3.6)

$9.8

$4.4

$11.5

$0.3

($3.8)

Total Debt

$81.2

$75.9

$81.0

$85.3

$85.2

$95.4

$103.5

$120.0

$120.1

$152.5

$195.4

Equity

$296.4

$294.2

$285.6

$268.7

$264.3

$265.0

$263.5

$276.0

$271.0

$242.9

$246.4

Total Debt / Capitalization

22%

21%

22%

24%

24%

26%

28%

30%

31%

39%

44%

* Adjusted Working Capital Defined as Current Assets, Excluding Cash - Current Liabilities + Current Portion of Long-Term Debt and Notes Payable.

Fixed Costs Reduced by

$95M Per Year

Other

28%

Depreciation

12%

Interest

10%

Salary/Fringes

50%

Breakeven Revenue Point
Reduced to $440M Per Year

Q1

Q2

Q3

Q4

2001

2002

$ in Millions

34%

38%

Fixed

Costs

63

54

43

42

116

115

167

155

110

Q2/Current

2003

39

Cost Structure Overhaul

Automotive Product Applications

PPS

Exhaust Gas
Recirculation

Actuators

Seat Position
Sensor

Throttle Position Sensor &
Electronic Throttle Control

Pedal
Assembly

Pedal Position
Sensor

Belt Tension Sensor

Fuel Sender

CTS Target Sales
Captured
$ Millions
30
20
10
0
2003
2004
2005
2006
2007

CTS

Won 15 Platforms

U.S. regulations require 100%
of all new light vehicles to have
enhanced occupancy sensing
systems by 2006.

CTS’ Belt Tension Sensor provides

superior measurement accuracy

Belt Tension Sensor

$81.0

$81.0

$78.0

$47.0

$12.5

Served

Available

Market

CTS Target Sales
Captured
$ Millions
25
20
15
10
5
0
2003
2004
2005
2006
2007
2008

CTS

Winning Positions on New
Engines

Trend toward active manifolds
driven by:

Lower emissions requirements.

Improved vehicle performance.

30% of North American vehicles will
have active manifolds by 2007.

CTS’ innovative solution provides
performance and reliability
advantages.

$41.0

$45.0

$64.0

$90.0

$98.0

$106.0

Served

Available

Market

Manifold Actuator

$ in Millions
20
10
0
2003
2004
2005
2006
2007
2008

Fuel Level Sensors

Market Drivers & Opportunities

Complete Fuel Sensor system
management.

Growth opportunities outside North
America.

Non-contacting and “floatless” Fuel
Level Sensor.

CTS will become a complete Fuel Level Sensor
System provider in 2004.

Market expansion into China and Europe will
provide sales growth beginning 2H04.

CTS will add two major customers in 2005.

CTS has technology for next generation sensors
utilizing either Hall-Effect, Piezoceramic, or
Thermal Resistive fuel sensors.

Strategy

Target Sales

More than 300 million shipped since 1995

Throttle Position Sensors

EGR Sensor

World’s leading supplier of
automotive position sensors

     -  Over 25 million sensors
        per year

Reliability leader in the industry

Global manufacturing footprint

20 related patents

Key customers:

     - Borg Warner

           - Delphi

     -  Magneti Marelli

           -  Pierburg

           -  Visteon

Contacting Sensor Products

Electronic Throttle Sensor

Small Engine TPS

Throttle sensor (on engine)
capability

20 related patents

Proven semiconductor
technology

CTS designed and
manufactured magnetic
circuit

Key customers:

      -  Magneti Marelli

            -  Pierburg

More than 6 million shipped since 1995

Throttle Position

Sensor

Non-Contacting EGR

Non-Contacting Sensor Products

TIER 1

Large/Global > $1B.

Optimized to Low Mix - High Volume.

Leverage Scale/Purchasing Volume.

TIER 2

Medium/ Regional/Global, $200M - $1B.

Optimized to High Mix - Med. Volume.

Leverage Flexibility.

TIER 3/4

Small/Regional < $200M.

Optimized to High Mix - Low Volume.

Specialty Focus.

Large OEMs.

Low Mix; High Volume.

Very Price Sensitive.

Med. - Large OEMs.

High Mix; Med. Volume.

Price Important.

Small - Med. OEMs.

Generally Local/Regional.

High Mix; Low - Med. Volume.

Price Important.

EMS Companies

Customer

Characteristics/Needs

EMS Industry

Not Optimized For
These Customers
Only Few Players
with Global Service
CTS FOCUS
Too Small / Local For
These Customers
CTS

TIER 1

Large/Global > $1B.

Optimized to Low Mix - High Volume.

Leverage Scale/ Purchasing Volume.

TIER 2

Medium/ Regional/Global $200M - $1B.

Optimized to High Mix - Med. Volume.

Leverage Flexibility

TIER 3/4

Small/Regional < $200M.

Optimized to High Mix - Low Volume.

Specialty Focus.

Large OEMs

Low Mix; High Volume

Very Price Sensitive

Med. - Large OEMs.

High Mix; Med. Volume.

Price Important.

Small - Med. OEMs

Generally Local / Regional

High Mix; Low - Med. Volume

Price Important

CUSTOMER

Characteristics/Needs

EMS Companies

EMS Industry

Communications - Infrastructure
CTS Major Applications

Telecommunications
Optical Switch

Components

Wireless BTS

Product Development

Backplane Design

and Assembly

Internet Access
Platform

Sub-Rack Integration

Full System Integration

and Test

PCB Assembly

Power, Cable and
Fan Assembly

Global Logistics,

Direct Ship and

Repair & Warranty

Frequency Control Products & Applications

Frequency Translators

& Jitter Attenuator

Modules

Provides Timing

Information for Telecom

Networking

Timing Module

Provides Complete Timing

Function for Wireless &

Telecom Network Equipment

VCO/PLL Module

Base Station Radio

Frequency Synthesizer

Low Cost OCXO

GSM Base Station &

Telecom Network Timing

High Performance

Ceramic Filter

Base Station Radio

VCXO Low Noise,

High Frequency

Base Station and Telecom
Network Timing Circuits

Low Noise OCXO

E911 Location

Module Timing

Double Oven OCXO

Timing Reference for

CDMA/WCDMA

Telecom Public Network

Switching, Routing, Access

Metro-Optics & WAN Equipment

Wireless Base Station

GSM, GPRS, CDMA, WCDMA

Leaded

Leadless

Resistor Networks Products

Billions shipped in 30 years of production

50 related patents

Thick film technology

Molded ceramic reliability

Key customers:

    -  Alcatel

    -  Cisco

    -  Hewlett-Packard

          -  Lucent

          -  Teradyne

Ball Grid Array

Major CTS Competitors

PRODUCTS

Automotive Sensors

Frequency Products - Infrastructure

Frequency Products - Mobile

Ceramic Duplexer Filters

Resistor Networks

Electronics Manufacturing Services

COMPETITION

AEC, Alps, BEI, Bosch, Hella, Panasonic

C-MAC, Oak, Raltron, SaRonix, Vectron

KDS, KSS, Kyocera, NDK, Toyocom

Murata, TDK, UBE

BI Tech, Bourns, Vishay

Benchmark, C-MAC, Sanmina, Teradyne

Appendix 1 to Exhibit 99.1

CTS Corporation
Reconciliation of Gross Margin Percentage to Adjusted Gross Margin Percentage

	2002			2001
	Q3	Q2	Q1	Q4
Gross margin percentage	21.5%	17.9%	20.2%	15.3%
Charges (credits) to reported gross margin percentage:
Restructuring-related, one-time charges	0.1%	0.4%	0.7%	1.9%
Customer reimbursement			-2.8%

Total adjustments to reported gross margin percentage	0.1%	0.4%	-2.1%	1.9%

Adjusted gross margin percentage	21.6%	18.3%	18.1%	17.2%

CTS Corporation
Reconciliation of Operating Earnings (Loss) to Adjusted Operating Earnings (Loss)
($ in millions)

	2003	2002			2001	Full Year
	Q3	Q3	Q2	Q1	Q4	2003	2002	2001
Operating earnings (loss)	$(0.7)	$(16.5)	$(1.5)	$0.2	$(33.7)	$13.8	$(14.8)	$(48.5)
Charges (credits) to reported operating earnings (loss):
Restructuring and asset impairment charges	4.6	18.3			26.0	4.6	18.3	40.0
Restructuring-related, one-time charges		0.1	0.4	0.8	2.4		1.3	10.7
Customer reimbursement				(3.1)			(3.1)

Total adjustments to reported operating earnings (loss)	4.6	18.4	0.4	(2.3)	28.4	4.6	16.5	50.7

Adjusted operating earnings (loss)	$3.9	$1.9	$(1.1)	$(2.1)	$(5.3)	$18.4	$1.7	$2.2

Total sales						$463.0

Adjusted operating earnings as a percentage of total sales						4.0%

1

CTS Corporation
Reconciliation of Net Earnings (Loss) to Adjusted Net Earnings (Loss)
($ in millions)

	2003	2002			Full Year
	Q3	Q3	Q2	Q1	2003	2002	2001
Net earnings (loss)	$6.1	$(13.8)	$(2.7)	$(1.9)	$12.6	$(17.9)	$(45.4)
Charges (credits) to reported net earnings (loss):
Restructuring and asset impairment charges	4.6	18.3				18.3	40.0
Restructuring-related, one-time charges		0.1	0.4	0.8	4.6	1.3	10.7
Customer reimbursement				(3.1)	—	(3.1)

Total adjustments to reported net earnings (loss)	4.6	18.4	0.4	(2.3)	4.6	16.5	50.7
Total adjustments, tax affected	3.4	13.8	0.3	(1.7)	3.4	12.4	38.1
Reversal of tax reserve	(7.9)				(7.9)

Adjusted net earnings (loss)	$1.6	$0.0	$(2.4)	$(3.6)	$8.1	$(5.5)	$(7.3)

Total sales					$463.0

Adjusted net earnings as a percentage of total sales					1.7%

CTS Corporation
Reconciliation of Earnings Per Share to Adjusted Earnings Per Share

	Full Year
	2003	2002	2001
Earnings per share	$0.36	$(0.54)	$(1.61)
Tax affected charges (credits) to reported earnings per share:
Restructuring and asset impairment charges	0.10	0.42	1.07
Restructuring-related, one-time charges		0.03	0.28
Customer reimbursement		(0.07)

Total tax affected adjustments to reported earnings per share	0.10	0.38	1.35
Reversal of tax reserve earnings per share adjustment	(0.23)

Adjusted earnings per share	$0.23	$(0.16)	$(0.26)

2

CTS Corporation
Adjusted EBITDA
($ in millions)

	Full Year
	2003	2002	2001	2000
Net earnings (loss)	$12.6	$(17.9)	$(45.4)	$83.8
Depreciation and amortization expense	33.6	43.4	51.7	44.3
Interest expense	7.6	10.2	12.8	13.1
Tax expense (benefit)	(6.3)	(5.9)	(15.1)	32.4

EBITDA	$47.5	$29.8	$4.0	$173.6

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges	—	18.3	40.0	—
Restructuring-related, one-time charges	4.6	1.3	10.7	—

Total adjustments to reported EBITDA	4.6	19.6	50.7	—

Adjusted EBITDA	$52.1	$49.4	$54.7	$173.6

CTS Corporation
Adjusted EBITDA
($ in millions)

	2004	2003				2002				2001
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4
Net earnings (loss)	$2.5	$3.9	$6.1	$2.0	$0.6	$0.5	$(13.8)	$(2.7)	$(1.9)	$(27.0)
Depreciation and amortization expense	7.3	8.1	8.2	8.5	8.8	10.0	10.6	11.6	11.2	11.8
Interest expense	1.5	1.7	2.1	1.9	1.9	2.5	2.2	2.9	2.6	3.5
Tax expense (benefit)	0.9	1.3	(8.5)	0.7	0.2	0.2	(4.6)	(0.9)	(0.6)	(9.0)

EBITDA	$12.2	$15.0	$7.9	$13.1	$11.5	$13.2	$(5.6)	$10.9	$11.3	$(20.7)

Charges (credits) to reported EBITDA:
Restructuring and asset impairment charges	–	–	4.6	–	–	–	18.3	–	–	26.0
Restructuring-related, one-time charges	–	–	–	–	–	–	0.1	0.4	0.8	2.4

Total adjustments to reported EBITDA	–	–	4.6	–	–	–	18.4	0.4	0.8	28.4

Adjusted EBITDA	$12.2	$15.0	$12.5	$13.1	$11.5	$13.2	$12.8	$11.3	$12.1	$7.7

3

CTS Corporation
Free Cash Flow
($ in millions)

	2004	2003				2002				Full Year
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	2003	2002	2001	2000
Cash flows provided from (used by) operations	$(6.8)	$9.6	$8.6	$(1.3)	$8.2	$5.3	$14.4	$2.0	$0.7	$25.1	$22.4	$65.8	$110.8
Cash flows provided from (used by) investing activities	9.9	(2.8)	(1.6)	(2.3)	1.6	(0.9)	(2.9)	(1.7)	(4.5)	(5.1)	(10.0)	(66.9)	(126.3)

Free cash flow	$3.1	$6.8	$7.0	$(3.6)	$9.8	$4.4	$11.5	$0.3	$(3.8)	$20.0	$12.4	$(1.1)	$(15.5)

CTS Corporation
Definition of Financial Terms — “Total Debt to Capitalization"
($ in millions)

	2004	2003				2002				2001	2000
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4
Notes payable	$—	$—	$—	$—	$—	$—	$—	$—	$1.4	$—	$7.4
Current portion of long-term debt	—	—	—	—	18.2	28.4	—	—	12.5	27.5	10.0
Long-term debt	81.2	75.9	81.0	85.3	67.0	67.0	103.5	120.0	106.2	125.0	178.0

Total debt	81.2	75.9	81.0	85.3	85.2	95.4	103.5	120.0	120.1	152.5	195.4
Total shareholders’ equity	296.4	294.2	285.6	268.7	264.3	265.0	263.5	276.0	271.0	242.9	246.4

Total capitalization	$377.6	$370.1	$366.6	$354.0	$349.5	$360.4	$367.0	$396.0	$391.1	$395.4	$441.8

Total debt to capitalization	21.5%	20.5%	22.1%	24.1%	24.4%	26.5%	28.2%	30.3%	30.7%	38.6%	44.2%

4

CTS Corporation
Definition of Financial Terms — “Adjusted Working Capital as a Percentage of Annualized Sales"
($ in millions)

	2004	2003				2002				2001	2000
	Q1	Q4	Q3	Q2	Q1	Q4	Q3	Q2	Q1	Q4	Q4
Current assets	$190.8	$164.7	$164.4	$153.8	$145.8	$152.3	$174.8	$189.2	$187.4	$200.7	$305.7
Current liabilities	110.8	95.7	93.0	102.5	120.9	134.5	100.7	104.3	127.0	153.9	202.9

Working capital	80.0	69.0	71.4	51.3	24.9	17.8	74.1	84.9	60.4	46.8	102.8

Adjustments to working capital:
Cash	(32.9)	(25.3)	(19.6)	(6.7)	(7.7)	(9.2)	(11.6)	(15.0)	(7.6)	(13.2)	(20.6)
Notes payable	—	—	—	—	—	—	—	—	1.4	—	7.4
Current portion of long-term debt	—	—	—	—	18.2	28.4	—	—	12.5	27.5	10.0

Total adjustments to working capital	(32.9)	(25.3)	(19.6)	(6.7)	10.5	19.2	(11.6)	(15.0)	6.3	14.3	(3.2)

Adjusted working capital	$47.1	$43.7	$51.8	$44.6	$35.4	$37.0	$62.5	$69.9	$66.7	$61.1	$99.6

Quarterly sales	$122.1	$132.0	$108.5	$116.7	$105.8	$116.5	$111.0	$117.7	$112.6	$125.8	$233.4
Multiplied by 4	4	4	4	4	4	4	4	4	4	4	4

Annualized sales	$488.4	$528.0	$434.0	$466.8	$423.2	$466.0	$444.0	$470.8	$450.4	$503.2	$933.6

Adjusted working capital as a percentage of annualized sales	9.6%	8.3%	11.9%	9.6%	8.4%	7.9%	14.1%	14.8%	14.8%	12.1%	10.7%

5

CTS Corporation
Definition of Financial Terms — “Controllable Working Capital as a Percentage of Total Sales”
($ in millions)

Controllable working capital is defined as accounts receivable plus inventories less accounts payable.

	2003	2002	2001	2000	1999	1998	1997

Accounts receibable	$72.3	$63.8	$81.6	$145.9	$124.7	$47.0	$51.3
Inventories	31.9	36.3	50.1	104.3	78.9	33.3	34.7
Accounts payable	(52.3)	(44.5)	(50.8)	(100.4)	(68.3)	(17.4)	(22.6)

Controllable working capital	$51.9	$55.6	$80.9	$149.8	$135.3	$62.9	$63.4

Total sales	$463.0	$457.8	$577.7	$866.5	$677.1	$370.4	$390.6
Controllable working capital as a percentage of annualized sales	11.2%	12.1%	14.0%	17.3%	20.0%	17.0%	16.2%

2004

Q1
Accounts receivable	$83.6
Inventories	38.7
Accounts payable	(59.1)

Controllable working capital	$63.2

Quarterly sales	122.1
Multiplied by 4	4

Annualized sales	$488.4
Controllable working capital as a percantage of annualized sales	12.9%